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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            _______________________


                            ASIAINFO HOLDINGS, INC.
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                                    752506390
      (Jurisdiction of Incorporation)           (I.R.S. Employer Identification
                                                Number)

                 4th Floor, Ligong Science & Technology Tower
                      11 Bashiqiao Road, Haidian District
                             Beijing 100081, China
                   (Address of Principal Executive Offices)

If this Form relates to the registration     If this Form relates to the
of a class of securities pursuant to         registration of a class of
Section 12(b) of the Exchange Act and is     securities pursuant to Section
effective pursuant to General                12(g) of the Exchange Act and is
Instruction A.(c), please check the          effective pursuant to General
following box [X]                            Instruction A.(d), please check
                                             the following box [_]

Securities Act Registration Statement file number to which this form relates:
333-93199

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                    Name of Each Exchange on which
          to be so Registered                     Each Class is to be Registered
          -------------------                     ------------------------------

             Common Stock                            Nasdaq National Market

Securities to be registered pursuant to Section 12(g) of the Act: None

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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

Information with respect to the Common Stock, par value $0.001 per share, is incorporated herein by reference to the sections captioned "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Registration Statement on Form S-1, (File No. 333-93199), originally filed under the Securities Act of 1933, as amended through the date hereof, with the Securities and Exchange Commission (the "Commission") on December 21, 1999.


Item 2.   Exhibits.
          --------

The securities described herein are to be registered on the Nasdaq National Market (the "Exchange"), on which no other securities of the Registrant are registered. Accordingly, the following exhibits required in accordance with Part II to the instructions as to Exhibits to Form 8-A have been or will be duly filed with the Exchange.

1. Registrant's Registration Statement on Form S-1 (File No. 333-93199) originally filed with the Commission on December 21, 1999, as amended through the date hereof (the "Registration Statement").

2. Registrant's Articles of Incorporation (included as an exhibit to the Registration Statement).

3. Specimen certificate for the Common Stock (included as an exhibit to the Registration Statement).

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 28, 2000


                                             ASIAINFO HOLDINGS, INC.



                                             By: /s/ James Ding
                                                 -----------------
                                                 James Ding
                                                 Chief Executive Officer

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